Exhibit 10.46

Execution Copy

Confidential Materials omitted and filed separately with the

Securities and Exchange Commission. Double asterisks denote omissions.

FIRST AMENDMENT TO LOAN ORIGINATION SERVICES AGREEMENT

This First Amendment to Loan Origination Services Agreement (the “First Amendment”) is entered into and is effective as of May 14, 2015 (the “First Amendment Effective Date”) by and among First Marblehead Education Resources, Inc., a Delaware corporation having its principal offices at One Cabot Road, Suite 200, Medford, Massachusetts 02155 (“FMER”), and Nelnet Servicing, LLC d/b/a Firstmark Services, a Nebraska limited liability company having its principal offices at 121 S. 13th Street, Suite 100, Lincoln, Nebraska 68508 (“Firstmark Services”). Capitalized terms used in this First Amendment without definition have the meanings assigned to them in the Agreement (as defined below).

WHEREAS, FMER and Firstmark Services executed that certain Loan Origination Services Agreement by and among the Parties dated as of November 10, 2014 (the “Agreement”); and

WHEREAS, the Parties desire to amend the Agreement.

NOW THEREFORE, in consideration of the promises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, as of the First Amendment Effective Date, the Parties agree as follows:

1. Definitions. The Parties hereby amend Section 1.1 of the Agreement as follows:

(a)	The definition of “Business Requirements” is hereby added to the Agreement as follows:

““Business Requirements” means (a) the requirements set forth in the business requirements spreadsheet titled “FMD Requirements-201500511” delivered by FMER to Firstmark Services on May 12, 2015 and approved in writing by the Parties on May 12, 2015, (b) the caveats to such business requirements spreadsheet set forth in writing and provided by FMER to Firstmark Services on May 7, 2015, and mutually agreed to by the Parties on May 12, 2015, each as may be amended from time to time upon mutual written agreement of the Parties.”

(b)	The definition of “First Bucket” is hereby amended by deleting it in its entirety.

(c)	The definition of “Implementation Deadline” is hereby amended by deleting it in its entirety and inserting the following in replacement thereof:

““Implementation Deadline” means the date by which the Phase I Programs must be Implemented. The Implementation Deadline is set as October 20, 2015; provided, however, that the date of the Implementation Deadline may be modified pursuant to Section 17.2.6 of this Agreement.”

(d)	The definition of “Lender” is hereby amended by deleting it in its entirety and inserting the following in replacement thereof:

““Lender” means a bank or other financial institution that promotes, originates, and funds Loans under the applicable Program Guidelines, and which has been designated as a “Lender” in writing by FMER to Firstmark Services at any point during the Term, subject to Section 3.4.5 or Section 7.10 of this Agreement, as applicable, in the case of any bank or other financial institution that is not designated as a “Lender” as of the Effective Date. As of the Effective Date, the term “Lender” includes: Higher Education Servicing Corporation, Kinecta Federal Credit Union, and SunTrust Bank.”

(e)	The definition of “Phase I Deliverables” is hereby amended by deleting it in its entirety and inserting the following in replacement thereof:

““Phase I Deliverables” means the capabilities necessary to migrate the Phase I Programs onto Firstmark Services’ systems such that Firstmark Services is able to accept Applications via the Online Application System, and perform all of its obligations with respect to such Applications as set forth in this Agreement and the applicable Program Guidelines. Phase I Deliverables includes all of the functionalities set forth on Exhibit D to this Agreement.”

(f)	The definition of “Phase II Deliverables” is hereby amended by deleting each and every reference therein to “Exhibit D” and inserting “Exhibit I” in replacement thereof.

(g)	The definition of “Phase I Termination Fee” is hereby added to the Agreement as follows:

““Phase I Termination Fee” has the meaning set forth in Section 6.6 herein.”

(h)	The definition of “[**]” is hereby added to the Agreement as follows:

““[**].”

(i)	The definition of “[**]” is hereby added to the Agreement as follows:

““[**].”

(j)	The definition of “Second Bucket” is hereby amended by deleting it in its entirety.

(k)	The definition of “[**]” is hereby added to the Agreement as follows:

[**].”

(l)	The definition of “[**]” is hereby added to the Agreement as follows:

[**].”

(m)	The definition of “Testing Criteria” is hereby added to the Agreement as follows:

““Testing Criteria” means those milestones set forth on Exhibit J to this Agreement; provided, however, that the term “Testing Criteria” does not include any dates set forth in Exhibit J to this Agreement.”

(n)	The definition of “Testing Deadline” is hereby added to the Agreement as follows:

““Testing Deadline” means the date by which the Testing Criteria must be met. The Testing Deadline is set as August 31, 2015; provided, however, that the date of the Testing Deadline may be modified upon mutual written agreement of the Parties.”

2. Credit Bureau Agreements. The Parties hereby amend Section 3.5.2(c) of the Agreement by deleting it in its entirety and inserting the following in replacement thereof:

“(c) limit re-disclosure of Consumer Report Information to those of its employees with a need to know such information, except as otherwise permitted in writing by FMER, and it shall not disclose such information to any third party other than the applicable Lender, FMER, or the applicable Applicant(s); provided, however, that Customer Service Representatives shall not communicate Consumer Report Information to Applicants via telephone. Firstmark Services shall not share Consumer Report Information with a Subcontractor unless and until (i) FMER has provided prior written approval for Firstmark Services to share Consumer Report Information with such Subcontractor, and (ii) Firstmark Services has entered into a written agreement with such Subcontractor limiting such Subcontractor’s use and reuse of the Consumer Report Information it receives from Firstmark Services to those uses permitted to Firstmark Services in this Agreement;”

3. Interactions with Servicer. The Parties hereby amend Section 3.9 of the Agreement by adding the following sentence to the end of the paragraph:

“Firstmark Services represents, warrants, and covenants that it shall communicate with and provide information to each applicable Servicer only to the extent permitted under this Agreement. Firstmark Services shall cooperate in good faith with FMER and/or the applicable Servicer to execute any agreement, or any addendum or amendment to any agreement, that reflects terms which have been mutually agreed upon by the parties thereto, to the extent such agreement, addendum, or amendment is reasonably required by the applicable Servicer for Firstmark Services to perform its obligations under this Agreement.”

4. Services Fees. The Parties hereby amend Section 6.3.1 of the Agreement by deleting the second sentence in its entirety and inserting the following in replacement thereof:

“The Services Fees shall begin to accrue as of the Phase I Effective Date; provided, however, that beginning on [**] and ending on [**], the total amount of Services Fees due to Firstmark Services each month, including any partial calendar month, during such period shall be [**]. For each month during the [**], invoices sent by Firstmark Services to FMER relating to the Services Fees shall display the itemized Services Fees prior to [**], as well as the total amount due after the [**] has been applied.”

5. Approved Applications. The Parties hereby amend the table in Section 6.3.2 of the Agreement by deleting “[**]” in its entirety and inserting “[**]” in replacement thereof.

6. Annual Minimum Origination Fees. The Parties hereby amend Section 6.4 of the Agreement by deleting it in its entirety and inserting the following in replacement thereof:

“6.4 Annual Minimum Origination Fees. Beginning on the first anniversary of the Phase I SunTrust Programs Effective Date, and on each anniversary of the Phase I SunTrust Programs Effective Date during the Term, to the extent that the aggregate annual Services Fees for Services performed during the immediately preceding year total less than $[**] (the “Minimum Services Fee”), in addition to the Services Fees owed, FMER shall pay to Firstmark Services the difference between the Minimum Services Fee and Services Fees incurred for such immediately preceding annual period; provided, however, that solely for the purpose of determining whether the aggregate annual Services Fees for Services performed during the immediately preceding year total less the Minimum Services Fee, with respect to all Services Fees accrued during the Services Fees Discount Period, the Parties shall use the Services Fees accrued prior to the application of the Services Fees Discount.”

7. Phase I Deliverables. The Parties hereby amend Section 6.6 of the Agreement by deleting it in its entirety and inserting the following in replacement thereof:

“6.6 Phase I Deliverables. The Parties acknowledge and agree that (a) FMER has paid to Firstmark Services, and Firstmark Services has received, (i) [**] dollars ($[**]) in consideration of the Parties’ completion of and signoff on business requirements for the Phase I Programs and Phase I Deliverables, and (ii) fees in the aggregate amount of [**]dollars ($[**]) related to certain statements of work entered into pursuant to this Agreement, and (b) FMER shall owe no further fees to Firstmark Services in consideration of development or Implementation of the Phase I Programs and/or Phase I Deliverables; provided, however, that if (i) FMER either (A) terminates this Agreement pursuant to Section 17.2.6 of this Agreement, or (B) does not sign off on end-to-end user acceptance testing within sixty (60) calendar days after the Implementation Deadline, and (ii) each Party reasonably believe in good faith that Firstmark Services has developed the Phase I Deliverables, and all functionalities necessary to Implement the Phase I Deliverables, in accordance with (A) the Business Requirements, (B) to the extent applicable, [**], and, (C) as advised by the applicable Party’s counsel, all applicable Requirements of Law, then FMER shall pay to Firstmark Services a one-time fee of [**] dollars ($[**]) in consideration of Firstmark Services’ development of the Phase I Deliverables (the “Phase I Termination Fee”). If the Parties cannot reach agreement as to whether Firstmark Services has developed the Phase I Deliverables, and all functionalities necessary to Implement the Phase I Deliverables, in accordance with the Business Requirements and/or all Requirements of Law, then the Parties shall proceed in accordance with the dispute resolution procedures set forth in Article 16 of this Agreement. The Parties acknowledge and agree that Firstmark Services shall no longer be entitled to the Phase I Termination Fee as of the Phase I Effective Date.”

8. Representations and Warranties of FMER. The Parties hereby amend Section 7.2.4 of the Agreement by deleting “(c)” and inserting “(b)” in replacement thereof.

9. Implementation of Phase I Programs. The Parties hereby amend Section 7.7 of the Agreement by deleting it in its entirety and inserting the following in replacement thereof:

“7.7 Implementation of Phase I Programs. The Parties shall cooperate in good faith and shall use commercially reasonable efforts to meet the Testing Criteria by the dates set forth in Exhibit J to this Agreement and, in any event, by no later than the Testing Deadline. FMER shall consult with Firstmark Services to discuss whether Testing Criteria have been met, and, following such consultation, FMER shall, in its commercially reasonable discretion and in good faith, determine whether the Testing Criteria have been met. If, following its consultation with Firstmark Services, FMER determines in its commercially reasonable discretion and in good faith that any of the Testing Criteria with a date applicable solely to the Phase I SunTrust Programs has not been met as of the applicable date set forth in Exhibit J to this Agreement, then, as of such date, Firstmark Services shall ensure that FMER has adequate access to all systems necessary for FMER to begin internal end-to-end quality assurance testing in parallel with Firstmark Services. If, following its consultation with Firstmark Services, FMER determines in its commercially reasonable discretion and in good faith that the Testing Criteria have not been met as of the Testing Deadline, then FMER may terminate this Agreement in accordance with Section 17.2.11 of this Agreement with no penalty to FMER.

If, following its consultation with Firstmark Services, FMER determines, in its commercially reasonable discretion and in good faith, that the Testing Criteria have been met as of the Testing Deadline, then the Parties shall cooperate in good faith and shall use commercially reasonable efforts to Implement the Phase I Deliverables and the Phase I Programs as of the earliest possible date, but as of no later than the Implementation Deadline. If the Phase I Deliverables and the Phase I Programs have not been Implemented as of the Implementation Deadline, then FMER may terminate this Agreement in accordance with Section 17.2.6 of this Agreement with no penalty to FMER.

FMER and Firstmark Services shall cooperate in good faith to ensure that each Party has adequate access to all systems necessary for each Party to complete its applicable deliverables set forth in the Testing Criteria. If either Party, in good faith, believes it has inadequate access, it shall provide written notification of such inadequate access to the other Party, and the Parties shall cooperate in good faith to grant or restore adequate access. Firstmark Services agrees to continue to make enhancements to its systems and to correct defects based on testing experiences and feedback that it receives from FMER and any applicable Lender, as frequently as required to meet the Testing Criteria and to Implement the Phase I Deliverables and Phase I Programs. Firstmark Services shall promptly provide written results of its internal quality assurance testing to FMER as such results become available.”

10. Phase II Deliverables. The Parties hereby amend Section 7.8 of the Agreement by deleting it in its entirety and inserting the following in replacement thereof:

“7.8 Implementation of Phase II Deliverables. Within a commercially reasonable timeframe, but in any event no later than March 15, 2016, (a) the Parties shall cooperate in good faith to develop and complete written business requirements for each Phase II Deliverable, which such mutually agreed upon business requirements document shall be executed by both Parties, and (b) Firstmark Services shall (i) develop each Phase II Deliverable in accordance with such executed business requirements document, and (ii) make each Phase II Deliverable available to FMER and each Lender for end-to-end user acceptance testing. Firstmark Services shall promptly Implement each Phase II Deliverable following sign-off on end-to-end user acceptance testing by FMER and each Lender. The Parties acknowledge and agree that FMER shall owe no fees to Firstmark Services in consideration for work performed by Firstmark Services related to the Phase II Deliverables. For the purposes of this Section 7.8, a Lender’s failure to cooperate in good faith to complete Section 7.8(a) of this Agreement shall be considered FMER’s failure to cooperate in good faith to complete Section 7.8(a) of this Agreement.”

11. [**]. The Parties hereby amend the Agreement by inserting a new Section 7.10 as follows:

“[**].”

12. Termination for Failure to Implement Phase I Programs. The Parties hereby amend Section 17.2.6 of the Agreement by deleting it in its entirety and inserting the following in replacement thereof:

“17.2.6 Failure to Implement Phase I Programs. If the Phase I Deliverables and the Phase I Programs have not been Implemented as of the Implementation Deadline (a) (i) FMER may terminate this Agreement with no penalty to FMER other than any Phase I Termination Fee owed to Firstmark Services by FMER under Section 6.6 of this Agreement, if applicable, and (ii) Firstmark Services may not use any Custom Work Product following termination under this Section 17.2.6; provided, however, that if (A) the Phase I Deliverables have been built in accordance with the Business Requirements, and (B) neither FMER nor Lender has, after performing end-to-end user acceptance testing, refused to sign-off on such testing based on a good faith belief that the Phase I Deliverables were not built in accordance with the Business Requirements, then the restriction set forth in this 17.2.6(a)(ii) shall only be effective for twelve (12) months following termination under this Section 17.2.6, or (b) the Parties may mutually agree in writing to a future date by which the Phase I Deliverables and the Phase I Programs must be Implemented. If (x) the Phase I Programs and the Phase I Deliverables are Implemented on a date following the Implementation Deadline that was mutually agreed to by the Parties in writing, and (y) FMER has not provided Firstmark Services with its written notice to terminate this Agreement pursuant to this Section 17.2.6 on or before such date, then FMER shall no longer have the right to terminate this Agreement due solely to Firstmark Services’ failure to Implement the Phase I Programs and the Phase I Deliverables as of the Implementation Deadline.”

13. Termination for Failure to Meet Testing Criteria. The Parties hereby amend the Agreement by inserting a new Section 17.2.11 as follows:

“17.2.11 Failure to Meet Testing Criteria. If, following its consultation with Firstmark Services, FMER determines in its commercially reasonable discretion and in good faith that the Testing Criteria have not been met as of the Testing Deadline, FMER may terminate this Agreement with no penalty to FMER, and Firstmark Services may not use any Custom Work Product following termination under this Section 17.2.11; provided, however, that if the Testing Criteria have not been met as of the Testing Deadline but the Phase I Programs and the Phase I Deliverables are Implemented as of the Implementation Deadline, then FMER shall no longer have the right to terminate this Agreement due solely to Firstmark Services’ failure to meet the Testing Criteria as of the Testing Deadline.”

14. Notices. The Parties hereby amend Section 18.1.1 of the Agreement as follows:

(a)	The Parties hereby amend Section 18.1.1 of the Agreement by deleting “3rd Floor” in its entirety and inserting “Suite 200” in replacement thereof.

(b)	The Parties hereby amend Section 18.1.1 of the Agreement by deleting “800 Boylston Street, 34th Floor Boston, MA 02199” in its entirety and inserting “One Cabot Road, Suite 200, Medford, MA 02155” in replacement thereof.

15. Phase I Programs. The Parties hereby amend Exhibit C to the Agreement by deleting it in its entirety and inserting the Exhibit C annexed hereto as Attachment 1, consisting of the Phase I Programs, in replacement thereof.

16. Phase I Deliverables. The Parties hereby amend Exhibit D to the Agreement by deleting it in its entirety and inserting the Exhibit D annexed hereto as Attachment 2, consisting of the Phase I Deliverables, in replacement thereof.

17. Phase II Deliverables. The Parties hereby amend the Agreement by adding a new Exhibit I annexed hereto as Attachment 3, consisting of the Phase II Deliverables.

18. Testing Criteria. The Parties hereby amend the Agreement by adding a new Exhibit J annexed hereto as Attachment 4, consisting of the Testing Criteria.

19. Multiple Counterparts. This First Amendment may be executed in multiple counterparts, including by facsimile and .pdf electronic transmission, each of which shall be deemed an original for all purposes and all of which shall be deemed, collectively, one agreement.

20. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF DELAWARE WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE THAT WOULD CAUSE THE APPLICATION OF LAWS OF ANY JURISDICTION OTHER THAN TO THOSE OF DELAWARE.

21. Permitted Filing. Each Party and its respective Affiliates may file this First Amendment (with redactions as permitted by Requirements of Law) with the appropriate state or federal regulators, including the Securities and Exchange Commission, as required by such regulators.

22. Full Force and Effect. Except as amended in this First Amendment, the Agreement remains in full force and effect according to its terms.

[Signature page to follow]

Execution Copy

IN WITNESS WHEREOF, the Parties hereto have caused this First Amendment to be executed by their respective officers, being first duly authorized, as of the day and year first above written.

FIRST MARBLEHEAD EDUCATION RESOURCES, INC.

By:	/s/ Raymond Morel

Name:	Raymond Morel
Title:	Vice President

NELNET SERVICING, LLC d/b/a/ FIRSTMARK SERVICES

By:	/s/ Joe Popevis

Name:	Joe Popevis
Title:	President

ATTACHMENT 1

EXHIBIT C

Phase I Programs

Lender	Programs
SunTrust Bank	Custom Choice® Program
SunTrust Bank	Graduate Business School Loan Program
SunTrust Bank	Union Federal® Private Student Loan Program
SunTrust Bank	AAA Advantage Program
Kinecta Federal Credit Union	Kinecta Student Loan Program
Higher Education Servicing Corporation	Texas Extra Credit Education Loan Program

C-1

ATTACHMENT 2

EXHIBIT D

Phase I Deliverables

Functionality	Description
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

D-1

ATTACHMENT 3

EXHIBIT I

Phase II Deliverables

Functionality/Enhancement	Description
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

I-1

ATTACHMENT 4

EXHIBIT J

Testing Criteria

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 2 pages were omitted. [**]

J-1